UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2023

Laird Superfood, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-39537	81-1589788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5303 Spine Road, Suite 204, Boulder, Colorado		80301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (541) 588-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange
Common Stock	LSF	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 3.02	Unregistered Sales of Equity Securities.

On August 3, 2023, Laird Superfood, Inc. (the “Company”) entered into a sponsorship and support agreement with KP River Birch LLC (“KPRB”) relating to certain brand ambassador services. Pursuant to the agreement, the Company issued to KPRB, among other consideration, restricted stock units relating to 100,000 shares of the Company’s common stock, vesting quarterly over four quarters, and a stock option to purchase up to 300,000 shares at a price of $1.00 per share, which stock option expires ten years from the grant date. In addition, the Company agreed to issue to KPRB or its designee additional restricted stock units that could be settleable for up to an additional 600,000 shares of the Company’s common stock upon the Company’s stock price reaching certain pre-defined thresholds between $2.00 and $7.00 per share.

The restricted stock units and stock options were issued, and the additional restricted stock units and shares underlying the restricted stock units and stock options will be issued, in private placements exempt from the registration requirements of the Securities Act of 1933, as amended, in reliance on the exemptions set forth in Section 4(a)(2) of the Securities Act, on the basis that the issuance of the securities does not involve a public offering and is made without general solicitation or general advertising.

Item 7.01	Regulation FD Disclosure.

On August 9, 2023, the Company issued a press release regarding the brand ambassador arrangement disclosed under Item 3.02 above. The press release is being furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filings under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated August 9, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2023	Laird Superfood, Inc.

	By:	/s/ Anya Hamill
	Name:	Anya Hamill
	Title:	Chief Financial Officer

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